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                                 Exhibit 10.25



                                             Rabobank
                                             New York Branch
                                             245 Park Avenue
                                             New York, NY  10167-0062 U.S.A.
                                             212-916-7800

April 26, 1999


Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attn: Anne Gill

Deutsche Bank AG,
New York Branch, as Agent
31 West 52nd Street
New York, New York 10019

Acceptance Notice
-----------------

Ladies and Gentlemen:

     Reference is hereby made to the Amended and Restated Credit Agreement dated as of December 2, 1998 (the "Credit Agreement"), among Ambac Assurance Corporation (the "Borrower"), the Banks party thereto from time to time and Deutsche Bank AG, New York Branch, as Agent (the "Agent"), and (b) the Increase Request dated April 23, 1999 delivered by the Borrower. Terms defined in the Credit Agreement are used herein as therein defined unless otherwise defined herein.

     The undersigned Bank is a Triple-A Bank (as defined in the Increase Request referred to above) and is willing to increase the amount of its Commitment by $20,000,000.

     In the event that our offer in the next preceding sentence is accepted by the Borrower by executing the acceptance below and returning an accepted copy to the undersigned Bank (with a copy to the Agent) on or prior to May 3, 1999, then our Commitment shall, effective as of May 3, 1999, be increased by the amount set forth in the next preceding paragraph and we agree that we will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank with such an increased Commitment.
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     If our Commitment is so increased, we understand that, upon the surrender by us to the Borrower of the Note previously issued to us, a new Note will be issued to us in the stated amount of our increased Commitment.

                                        Very truly yours,

                                        COOPERATIVE CENTRALE
                                          RAIFFEISEN-BOERENLEENBANK
                                          B.A., "RABOBANK NEDERLAND",
                                          NEW YORK BRANCH


                                        By:       /s/ Angela  R. Reilly
                                             -----------------------------------
                                             Name:  Angela  R. Reilly
                                             Title: Vice President


                                        By:      /s/ Michel de Konkoly Thege
                                             -----------------------------------
                                             Name:  Michel de Konkoly Thege
                                             Title: Managing Director

ACCEPTED:

AMBAC ASSURANCE CORPORATION


By:       /s/ Robert W. Starr
     --------------------------------
     Name:  Robert W. Starr
     Title: First Vice President


ACKNOWLEDGED:

DEUTSCHE BANK AG,
New York Branch, as Agent


By:  /s/ Ira Lubinsky
     --------------------------------
     Name:  Ira Lubinsky
     Title: Vice President